Exhibit 99.1

BIGBEAR.AI ANNOUNCES COMPLETION OF BUSINESS COMBINATION WITH GIGCAPITAL4

Combined Company’s Modular Suite of Solutions Operationalizes AI and ML at Scale, Delivering Superior Decision Support for Defense, Intelligence and Commercial Sectors

BigBear.ai Expected to Begin Trading on NYSE Under Ticker Symbols “BBAI” and “BBAI.WS,” Respectively, on December 8, 2021

COLUMBIA, Md. & PALO ALTO, Calif. – December 7, 2021—BigBear.ai, a leading provider of artificial intelligence (“AI”), machine learning, cloud-based big data analytics, and cyber engineering solutions, and GigCapital4, Inc. (“GigCapital4”; Nasdaq: GIGGU, GIG, GIGGW), a Private-to-Public Equity (PPE)TM entity also known as special purpose acquisition company (“SPAC”), today announced the completion of their previously announced business combination (the “Business Combination”). The Business Combination was approved at a Special Meeting of GigCapital4’s stockholders on December 3, 2021. Upon completion of the Business Combination, the combined company changed its name to BigBear.ai Holdings, Inc. (“BigBear.ai”). BigBear.ai’s shares of common stock and warrants are expected to commence trading on the NYSE on December 8, 2021 under the new ticker symbols “BBAI” and “BBAI.WS,” respectively. The transaction values BigBear.ai at a $1.378 billion pro forma enterprise value.

Fueled by machine-driven analytics, BigBear.ai’s modular, end-to-end solutions transform raw data into knowledge, enabling enhanced decision-making in real-time. With well-established roots in the national security and defense space, BigBear.ai’s platform is battle-tested to perform in complex, real time environments, and its highly flexible solutions are highly applicable to the rapidly growing commercial market and state and local government sector. The Company is well positioned to leverage the significant growth opportunities in the global AI and machine learning (“ML”) market, which is projected to grow at a compound annual growth rate of approximately 40% to $310 billion by 20261.

Dr. Reggie Brothers, Chief Executive Officer of BigBear.ai, said, “The completion of our business combination with GigCapital4 and emergence as a publicly-traded company is a landmark achievement for BigBear.ai, and one that we would not have reached without the hard work and focus of our dedicated employees and the support of our partners, GigCapital4 and AE Industrial Partners. We are in the early innings of unprecedented growth in the AI/ML landscape, and we believe our recent contract wins, which bring our total backlog to $485 million, are the tip of the iceberg. As a public company, we plan to build value for shareholders by continuing our strong momentum in the government and defense sectors and accelerating our penetration of targeted commercial markets like space, maritime, transportation & logistics, energy, retail and infrastructure.”

Dr. Raluca Dinu, Founding Managing Partner of GigCapital Global and CEO of GigCapital4, said, “The GigCapital team is very proud to have closed our fourth business combination, GigCapital4

[1]	MarketsAndMarkets, Inc., May, 2021

with BigBear.ai, our third closing in 2021. We stand committed to our mission of Mentor InvestorTM to guide brilliant teams like BigBear.ai as they navigate the journey of becoming a major public enterprise. We are pleased to continue to support BigBear.ai as part of its Board of Directors as the company enters its next phase of innovation and growth, and we believe it is very well positioned to address rapidly growing customer demand for solutions that augment the human decision-making process.”

Dr. Avi Katz, Founding Managing Partner of GigCapital Global and Executive Chairman of the Board of GigCapital4, said, “We are excited about the partnership with AE Industrial Partners who entrusted BigBear.ai to partner with our team. This combination is yet again a successful demonstration of our Private-to-Public Equity (PPE)™ methodology where we partner with lead private equity owners on the next chapter in the high growth public company journey.”

Kirk Konert, Partner at AE Industrial Partners, said, “BigBear.ai has a truly differentiated position and platform in the artificial intelligence market that is experiencing significant growth. As a public company, BigBear.ai has a strong capital base to invest in additional technology development, expand commercial R&D and business development teams, and accelerate growth – both organically and through acquisitions.”

Jeff Hart, Principal at AE Industrial Partners, said, “BigBear.ai will enter the public domain with its unique and proven AI products and strong financial position bolstered by a robust contract backlog. As organizations become increasingly more complex in the amount of data they receive, BigBear.ai’s products will be a linchpin in distilling that data into insights that can be used to make better decisions. We are tremendously proud of BigBear.ai and excited to continue partnering with them on this incredible journey.”

Advisors

William Blair is serving as exclusive financial advisor, Kirkland and Ellis LLP is serving as legal counsel, and Grant Thornton is serving as auditor to BigBear.ai. Oppenheimer & Co Inc. is serving as Capital Markets Advisor and Placement Agent, and BMO Capital Markets is serving as Exclusive Financial Advisor, DLA Piper LLP (US) is serving as legal counsel, and BPM LLP is serving as auditors to GigCapital4. Mayer Brown LLP is serving as legal counsel to Oppenheimer & Co Inc., BMO Capital Markets and William Blair.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic, and imperfect data environments. In addition, BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high-value software products and technology to analyze information, identify and manage risk, and support mission-critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit: http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

About GigCapital4

GigCapital4, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” and “Mentor Investor” are trademarks of GigFounders, LLC, an affiliate GigCapital4, and are used pursuant to agreement.

About AE Industrial Partners

AE Industrial Partners is a private equity firm specializing in Aerospace, Defense & Government Services, Space, Power & Utility Services, and Specialty Industrial markets. AE Industrial Partners invests in market-leading companies that can benefit from our deep industry knowledge, operating experience, and relationships throughout our target markets. AE Industrial Partners is a signatory to the United Nations Principles for Responsible Investment and the ILPA Diversity in Action initiative. Learn more at www.aeroequity.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the business combination between GigCapital4 and BigBear.ai and the closing of those transactions, and statements regarding BigBear.ai’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of GigCapital4 and BigBear.ai in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on BigBear.ai and GigCapital4 as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BigBear.ai or GigCapital4 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory approvals, the ability of the post-combination company to meet the NYSE listing standards, product and service acceptance, and that BigBear.ai will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to GigCapital4 and BigBear.ai as of the date hereof, and GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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CONTACTS:

For BigBear.ai:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

For GigCapital4:

ICR

Brian Ruby

Brian.ruby@icrinc.com

For AE Industrial Partners:

Lambert & Co.

Jennifer Hurson

845-507-0571

jhurson@lambert.com

Caroline Luz

203-656-2829

cluz@lambert.com